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                              ADVANTUS MUTUAL FUNDS
                              AND MIMLIC CASH FUND
                                POWER OF ATTORNEY
                         TO SIGN REGISTRATION STATEMENT



     The undersigned, Directors of Advantus Horizon Fund, Inc., Advantus Spectrum Fund, Inc., Advantus Mortgage Securities Fund, Inc., Advantus Money Market Fund, Inc., Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Venture Fund, Inc., Advantus Index 500 Fund, Inc., and MIMLIC Cash Fund, Inc. (the "Funds"), appoint Paul H. Gooding, Eric J. Bentley and Michael
J. Radmer, and each of them individually, as attorney-in-fact for the purpose of signing in their names and on their behalf as Directors of the Funds and filing with the Securities and Exchange Commission Registration Statements on Form N-1A, or any amendments thereto, for the purpose of registering shares of Common Stock of the Funds for sale by the Funds and to register the Funds under the Investment Company Act of 1940.



Dated:  July 31, 1996                        /s/ Charles E. Arner
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                                                       Charles E. Arner


                                             /s/ Ellen S. Berscheid
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                                                       Ellen S. Berscheid


                                             /s/ Ralph D. Ebbott
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                                                       Ralph D. Ebbott


                                             /s/ Frederick P. Feuerherm
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                                                       Frederick P. Feuerherm


                                             /s/ Paul H. Gooding
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                                                       Paul H. Gooding